UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8911 NE Marx Dr, Suite A2,

Portland, Oregon 97220

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sale of Equity Securities.

On May 12, 2021, Eastside Distilling, Inc. (the “Company” issued Three Hundred Thousand Dollars ($300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20, and, in connection with the purchase of such Notes, each Subscriber shall receive a warrant (a “Warrant”), to purchase a number of shares of Common Stock (“Warrant Shares”) equal to 60% of the principal amount of any Note issued to such Subscriber hereunder divided by the conversion price of the Note issued to such Subscriber, at an exercise price equal to $2.65. The Notes and Warrants were issued pursuant to a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Subscribers”) entered into on April 19, 2021, as previously disclosed on the Company’s current report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on April 23, 2021 (the “Prior 8-K”).

The Notes are secured by a subordinated security interest in the Company’s assets pursuant to the terms of a Security Agreement entered into between the Company and the Subscribers attached to the Prior 8-K as Exhibit 10.2 and incorporated herein by reference.

The Company entered into a Registration Rights Agreement with the holders of the Notes (the “Registration Rights Agreement”). Pursuant to the terms of Registration Rights Agreement, the Company has agreed to file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement), with the filing of such initial Registration Statement to occur within 30 days of each closing date. The Registration Rights is attached to the Prior 8-K as Exhibit 10.3 and incorporated herein by reference.

The terms of the private offering are more fully set forth in the Purchase Agreement attached to the Prior 8-K as Exhibit 10.1 and incorporated herein by reference. The Notes are subject to the terms and conditions of the form attached to the Prior 8-K as Exhibit 4.1 and incorporated by reference herein. The Warrants are subject to the terms and conditions of the form attached to the Prior 8-K as Exhibit 4.2 and incorporated by reference herein.

The Company offered and sold the Notes and Warrants pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Form of Secured Convertible Promissory Note, as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 23, 2021.
4.2	Form of Warrant, as filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 23, 2021.
10.1	Securities Purchase Agreement by and among Eastside Distilling, Inc. and the Subscribers, as filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 23, 2021.
10.2	Security Agreement by and among Eastside Distilling, Inc. and the Subscribers, as filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 23, 2021.
10.3	Registration Rights Agreement by and among Eastside Distilling, Inc. and the Subscribers, as filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Financial Officer